Exhibit 21.1

SITE CENTERS CORP.

LIST OF SUBSIDIARIES/AFFILIATES

3030 North Broadway LLC, an Illinois limited liability company

American Industrial Properties REIT, a Texas real estate investment trust

Ancillary Affiliated Enterprises, Inc., an Ohio corporation

American Property Protection Company, a Vermont corporation

Bandera Pointe Investment LLC, a Delaware limited liability company

BG Toledo, LLC, an Ohio limited liability company

Black Cherry Limited Liability Company, a Colorado limited liability company

BRE DDR BR Midtowne SC LLC, a Delaware limited liability company

BRE DDR BR White Oak VA LLC, a Delaware limited liability company

BRE DDR Carillon Place LLC, a Delaware limited liability company

BRE DDR Cool Springs Pointe LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center I LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center II LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Triangles LLC, a Delaware limited liability company

BRE DDR Crocodile Holdings LLC, a Delaware limited liability company

BRE DDR Crocodile Property Holdco LLC, a Delaware limited liability company

BRE DDR Crocodile Sycamore Plaza LLC, a Delaware limited liability company

BRE DDR Fairfax Town Center LLC, a Delaware limited liability company

BRE DDR Flatacres Marketplace LLC, a Delaware limited liability company

BRE DDR Homart Holdings LLC, a Delaware limited liability company

BRE DDR IVA Ashbridge PA LLC, a Delaware limited liability company

BRE DDR IVA Concourse FL LLC, a Delaware limited liability company

BRE DDR IVA Hub NY LLC, a Delaware limited liability company

BRE DDR IVA Southmont PA LLC, a Delaware limited liability company

BRE DDR IVB Echelon NJ LLC, a Delaware limited liability company

BRE DDR IVB Larkin’s PA LLC, a Delaware limited liability company

BRE DDR Lake Brandon Village LLC, a Delaware limited liability company

BRE DDR Longhorn II Holdings LLC, a Delaware limited liability company

BRE DDR Longhorn II Mezz Borrower LLC, a Delaware limited liability company

BRE DDR Merriam Town Center LLC, a Delaware limited liability company

BRE DDR Parker Pavilions LLC, a Delaware limited liability company

BRE DDR Retail Holdings LLC, a Delaware limited liability company

BRE DDR Retail Mezz 1 LLC, a Delaware limited liability company

BRE DDR Retail Mezz 2 LLC, a Delaware limited liability company

BRE DDR Retail Parent LLC, a Delaware limited liability company

BRE DDR Shoppers World LLC, a Delaware limited liability company

BRE DDR Venice Holdings LLC, a Delaware limited liability company

BRE DDR Woodfield Village LLC, a Delaware limited liability company

Buffalo-Norfolk Associates, L.L.P., a Virginia limited liability company (inactive but not dissolved)

Canal TC LLC, a Delaware limited liability company

Chelmsford Associates LLC, a Delaware limited liability company

Coventry Real Estate Partners, Ltd., an Ohio limited liability company

DD Community Centers Eight, Inc., a Delaware corporation

DDR 2008 Portfolio LLC, a Delaware limited liability company

DDR 3030 Holdco LLC, a Delaware limited liability company

DDR Arrowhead Crossing OP LLC, a Delaware limited liability company

DDR Asset Management LLC, a Delaware limited liability company

DDR Bandera GP II LLC, a Delaware limited liability company

DDR Bandera GP LLC, a Delaware limited liability company

DDR Bandera LLC, a Delaware limited liability company

DDR Bandera LP II LLC, a Delaware limited liability company

DDR Beachwood Headquarters LLC, a Delaware limited liability company

DDR Belgate Holdings LLC, a Delaware limited liability company

DDR Belgate LP, a Delaware limited partnership

DDR Buena Park Place Holdings LLC, a Delaware limited liability company

DDR Buena Park Place LP, a Delaware limited partnership

DDR Builders LLC, a Delaware limited liability company

DDR Builders Utah Inc., a Utah corporation

DDR BV Holdings II LLC, a Delaware limited liability company

DDR BV Holdings IV LLC, a Delaware limited liability company

DDR BV Preferred Holdings LLC, a Delaware limited liability company

DDR CA Holdings LLC, a Delaware limited liability company

DDR Canada Ventures Holding Inc., a Delaware corporation

DDR Canada Ventures Inc., an Ontario corporation

DDR Carolina Pavilion LP, a Delaware limited partnership

DDR Continental Inc., an Ohio corporation

DDR Continental LP, an Ohio limited partnership

DDR Cotswold LP, a Delaware limited partnership

DDR CP Holdings LLC, a Delaware limited liability company

DDR Creekside LP, a Delaware limited partnership

DDR Creekside Tenant LP, a Delaware limited partnership

DDR DB Kyle LP, a Texas limited partnership

DDR DB SA Phase II LP, a Texas limited partnership

DDR DB SA Ventures LP, a Texas limited partnership

DDR DB Stone Oak LP, a Texas limited partnership

DDR DB Terrell LP, a Texas limited partnership

DDR Deer Park Town Center LLC, an Ohio limited liability company

DDR Down REIT LLC, an Ohio limited liability company

DDR Easton Holdings LLC, a Delaware limited liability company

DDR Easton Market OP LLC, a Delaware limited liability company

DDR Guilford LLC, a Delaware limited liability company

DDR Hendon Nassau Park II LP, a Georgia limited partnership

DDR Highland Village LP, a Delaware limited partnership

DDR IRR Acquisition LLC, a Delaware limited liability company

DDR KM Shopping Center LLC, a Delaware limited liability company

DDR Kyle Holdings LLC, a Delaware limited liability company

DDR Lake Brandon Plaza LLC, a Delaware limited liability company

DDR Management LLC, a Delaware limited liability company

DDR Manatee Liquidating Holdco 1 LLC, a Delaware limited liability company

DDR Manatee Master GP LLC, a Delaware limited liability company

DDR Manatee Master LP, a Delaware limited partnership

DDR Maxwell JV LLC, a Delaware limited liability company

DDR Maxwell LLC, a Delaware limited liability company

DDR MCH East II LLC, a Delaware limited liability company

DDR MCH East LLC, a Delaware limited liability company

DDR MCH West LLC, a Delaware limited liability company

DDR Melbourne LLC, a Delaware limited liability company

DDR Merriam Village LLC, a Delaware limited liability company

DDR Miami Avenue, LLC, a Delaware limited liability company

DDR Mid-Atlantic Management Corp., a Delaware corporation

DDR Nampa Cinema LLC, a Delaware limited liability company

DDR Nassau Park II Inc., an Ohio corporation

DDR Nassau Pavilion Associates LP, a Georgia limited partnership

DDR Nassau Pavilion Inc., an Ohio corporation

DDR NC Holdings LLC, a Delaware limited liability company

DDR NJ Liquor License LLC, a Delaware limited liability company

DDR Northern Richmond Hill BF LLC, a Delaware limited liability company

DDR Northern Richmond Hill TE Co., a Delaware corporation

DDR Northern Richmond Hill Trust, a Delaware statutory trust

DDR Office Flex Corporation, a Delaware corporation

DDR Office Flex LP, an Ohio limited partnership

DDR OG Holdings LLC, a Delaware limited liability company

DDR Ohio Opportunity II LLC, an Ohio limited liability company

DDR Orlando LLC, a Delaware limited liability company

DDR Perimeter Holdings LLC, a Delaware limited liability company

DDR Perimeter Pointe LLC, a Delaware limited liability company

DDR PR GC Ventures LLC, a Delaware limited liability company

DDR PR Ventures II LLC, a Delaware limited liability company

DDR PR Ventures LLC, S.E., a Delaware limited liability company

DDR Property Management LLC, a Delaware limited liability company

DDR PTC LLC, a Delaware limited liability company

DDR PTC Outparcel LLC, a Delaware limited liability company

DDR Realty Company, a Maryland Real Estate Investment Trust

DDR Retail Real Estate Limited Partnership, an Illinois limited partnership

DDR Sharon Greens LLC, a Delaware limited liability company

DDR Site Work LLC, a Delaware limited liability company

DDR Snellville Holdings LLC, a Delaware limited liability company

DDR Southeast East Hanover, L.L.C., a Delaware limited liability company

DDR Southeast Edgewater, L.L.C., a Delaware limited liability company

DDR Southeast Fountains, L.L.C., a Delaware limited liability company

DDR Southeast Loisdale, L.L.C., a Delaware limited liability company

DDR Southeast Property Management Corp., a Delaware corporation

DDR Southeast Retail Acquisitions, L.L.C., a Delaware limited liability company

DDR Southeast Retail Real Estate Manager, L.L.C., a Delaware limited liability company

DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company

DDR Southeast Short Pump, L.L.C., a Delaware limited liability company

DDR Southeast Snellville, L.L.C., a Delaware limited liability company

DDR Southeast Southlake LP, a Delaware limited partnership

DDR Southeast SP Outlot 1, L.L.C., a Delaware limited liability company

DDR Southeast Spring Mall, L.L.C., a Delaware limited liability company

DDR Southeast Windsor, L.L.C., a Delaware limited liability company

DDR Southern Management Corp., a Delaware corporation

DDR Stone Oak Holdings LLC, a Delaware limited liability company

DDR Terrell Holdings LLC, a Delaware limited liability company

DDR TRS Lender LLC, a Delaware limited liability company

DDR TX Holdings LLC, a Delaware limited liability company

DDR Urban LP, a Delaware limited partnership

DDR Urban, Inc, a Delaware corporation

DDR Van Ness, Inc., an Ohio corporation

DDR Wando Crossing LLC, a Delaware limited liability company

DDR Waterstone LLC, a Delaware limited liability company

DDR WF Holdings LLC, a Delaware limited liability company

DDR WF Oakland LP, a Delaware limited partnership

DDR Winter Garden LLC, a Delaware limited liability company

DDR/Van Ness Operating Company, L.P., a Delaware limited partnership

DDRA Arrowhead Crossing LLC, a Delaware limited liability company

DDRA Community Centers Eight, L.P., a Delaware limited partnership

DDRA Tanasbourne Town Center LLC, a Delaware limited liability company

DDRC Gateway LLC, a Delaware limited liability company

DDRM Apple Blossom Corners LLC, a Delaware limited liability company

DDRM Casselberry Commons LLC, a Delaware limited liability company

DDRM Chickasaw Trails Shopping Center LLC, a Delaware limited liability company

DDRM Countryside LLC, a Delaware limited liability company

DDRM Creekwood Crossing LLC, a Delaware limited liability company

DDRM Fayetteville Pavilion LLC, a Delaware limited liability company

DDRM Flamingo Falls LLC, a Delaware limited liability company

DDRM Hairston Crossing LLC, a Delaware limited liability company

DDRM Highland Grove LLC, a Delaware limited liability company

DDRM Hilliard Rome LLC, a Delaware limited liability company

DDRM Hilliard Rome SPE LLC, a Delaware limited liability company

DDRM Hilltop Plaza GP LLC, a Delaware limited liability company

DDRM Hilltop Plaza LP, a Delaware limited partnership

DDRM Holdings Pool 1 LLC, a Delaware limited liability company

DDRM Holdings Pool 2 LLC, a Delaware limited liability company

DDRM Holdings Pool 3 LLC, a Delaware limited liability company

DDRM Meadowmont Village Center LLC, a Delaware limited liability company

DDRM Midway Plaza LLC, a Delaware limited liability company

DDRM North Pointe Plaza LLC, a Delaware limited liability company

DDRM Northlake Commons LLC, a Delaware limited liability company

DDRM Oviedo Park Crossing LLC, a Delaware limited liability company

DDRM Properties LLC, a Delaware limited liability company

DDRM River Run LLC, a Delaware limited liability company

DDRM Riverdale Shops LLC, a Delaware limited liability company

DDRM Riverstone Plaza LLC, a Delaware limited liability company

DDRM Sexton Commons LLC, a Delaware limited liability company

DDRM Sheridan Square LLC, a Delaware limited liability company

DDRM Shoppes at New Tampa LLC, a Delaware limited liability company

DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company

DDRM Shoppes of Ellenwood LLC, a Delaware limited liability company

DDRM Shops at Oliver's Crossing LLC, a Delaware limited liability company

DDRM Skyview Plaza LLC, a Delaware limited liability company

DDRM Springfield Commons LLC, a Delaware limited liability company

DDRM Village Square at Golf LLC, a Delaware limited liability company

DDRM West Falls Plaza LLC, a Delaware limited liability company

Developers Diversified Centennial Promenade LP, an Ohio limited partnership

Developers Diversified of Mississippi, Inc., an Ohio corporation

Diversified Construction LLC, a Delaware limited liability company

Dividend Trust Portfolio JV LC, a Delaware limited partnership

Dividend Trust REIT Sub, a Maryland statutory trust

DT Ahwatukee Foothills LLC, a Delaware limited liability company

DT Ashley Crossing LLC, a Delaware limited liability company

DT Brookside LLC, a Delaware limited liability company

DT Commonwealth Center II LLC, a Delaware limited liability company

DT Connecticut Commons LLC, a Delaware limited liability company

DT Independence Commons LLC, a Delaware limited liability company

DT Mezz Borrower 1 LLC, a Delaware limited liability company

DT Mezz Borrower 2 LLC, a Delaware limited liability company

DT NC Holdings LLC, a Delaware limited liability company

DT Poyner Place LP, a Delaware limited partnership

DT Prado LLC, a Delaware limited liability company

DT Route 22 Retail LLC, a Delaware limited liability company

DT University Centre LP, a Delaware limited partnership

DT University Centre Outparcel LP, a Delaware limited partnership

Easton Market Limited Liability Company, a Delaware limited liability company

EMOP LLC, a Delaware limited liability company

Energy Management Development Services LLC, a Delaware limited liability company

FT. Collins Partners I, LLC, a Colorado limited liability company

GS Brentwood LLC, a Delaware limited liability company

GS Centennial LLC, a Delaware limited liability company

GS DDR LLC, an Ohio limited liability company

Hendon/Atlantic Rim Johns Creek, LLC, a Georgia limited liability company

Historic Van Ness LLC, a California limited liability company

JDN Development Company Holdings LLC, a Delaware limited liability company

JDN Development Company, Inc., a Delaware Corporation

JDN Development Investment, L.P., a Georgia limited partnership

JDN Development LP LLC, a Delaware limited liability company

JDN Real Estate - Cumming, L.P., a Georgia limited partnership

JDN Real Estate - Freehold, L.P., a Georgia limited partnership

JDN Real Estate - Hamilton, L.P., a Georgia limited partnership

JDN Real Estate - Lakeland, L.P., a Georgia limited partnership

JDN Realty Corporation, a Maryland corporation

JDN Realty Holdings, L.P., a Georgia limited partnership

JDN Realty Investment, L.P., a Georgia limited partnership

JDN Realty LP LLC, a Delaware limited liability company

Manatee Liquidating Holdco 2 LLC, a Delaware limited liability company

Merriam Town Center Ltd., an Ohio limited liability company

National Property Protection Company, a Vermont corporation

Parcel J-1B Limited Partnership, a Virginia limited partnership (inactive but not dissolved)

PR II Deer Park Town Center LLC, a Delaware limited liability company

Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership

Retail Value Investment Program Limited Partnership IIIB, a Delaware limited partnership

SCC Addison Canal Parcel LLC, a Delaware limited liability company

SCC Addison Place LLC, a Delaware limited liability company

SCC Alpha Soda Center LLC, a Delaware limited liability company

SCC Apex Strip NC LP, a Delaware limited partnership

SCC Artesia LLC, a Delaware limited liability company

SCC Barrett Corners LLC, a Delaware limited liability company

SCC Boca Raton Outparcel LLC, a Delaware limited liability company

SCC Boulevard Marketplace LLC, a Delaware limited liability company

SCC Briarcroft Center LP, a Delaware limited partnership

SCC Broadway Center LLC, a Delaware limited liability company

SCC Cape Coral LLC, a Delaware limited liability company

SCC Chandler Center LLC, a Delaware limited liability company

SCC Crabapple LLC, a Delaware limited liability company

SCC Dividend Trust GP LLC, a Delaware limited liability company

SCC Dividend Trust LP LLC, a Delaware limited liability company

SCC DT TRS LLC, a Delaware limited liability company

SCC Emmet Street LLC, a Delaware limited liability company

SCC Emmet Street II LLC, a Delaware limited liability company

SCC Emory Village II LLC a Delaware limited liability company

SCC Fairfax Marketplace LLC, a Delaware limited liability company

SCC Fairfax Pointe LLC, a Delaware limited liability company

SCC Foxtail Center LLC, a Delaware limited liability company

SCC Hammond Springs LLC, a Delaware limited liability company

SCC La Fiesta Square LP, a Delaware limited partnership

SCC Lafayette Mercantile LP, a Delaware limited partnership

SCC Lincoln Avenue Development LLC, a Delaware limited liability company

SCC Market Square LLC, a Delaware limited liability company

SCC Northsight Plaza LLC, a Delaware limited liability company

SCC Parker Keystone LLC, a Delaware limited liability company

SCC Parkwood Plaza LLC, a Delaware limited liability company

SCC Port Commons LLC, a Delaware limited liability company

SCC Portland Bridgeport LLC, a Delaware limited liability company

SCC Portland Cosmopolitan LLC, a Delaware limited liability company

SCC Portland Encore LLC, a Delaware limited liability company

SCC Portland Lexis LLC, a Delaware limited liability company

SCC Portland Metropolitan LLC, a Delaware limited liability company

SCC Portland Park Place LLC, a Delaware limited liability company

SCC Portland Pinnacle LLC, a Delaware limited liability company

SCC Portland Riverstone LLC, a Delaware limited liability company

SCC Portland Streetcar Lofts LLC, a Delaware limited liability company

SCC Portland Tanner LLC, a Delaware limited liability company

SCC Power and Baseline LLC, a Delaware limited liability company

SCC Shops at Boca Center LLC, a Delaware limited liability company

SCC Shops on Montview LLC, a Delaware limited liability company

SCC Southtown Center LLC, a Delaware limited liability company

SCC Tanglewood LP, a Delaware limited partnership

SCC Tysons West LLC, a Delaware limited liability company

SCC Vintage Plaza LP, a Delaware limited partnership

Shops on Montview LLC, a Delaware limited liability company

ShoreSales LLC, a Delaware limited liability company

S&T Property LLC, a Delaware limited liability company

Sun Center Limited, an Ohio limited liability company

USAA Income Properties IV Trust, a trust organized and existing in Massachusetts